EXHIBIT 24

                                POWER OF ATTORNEY

We, the undersigned directors and officers of EMBREX, INC., a North Carolina corporation (the "Company"), do hereby constitute and appoint Randall L. Marcuson and Don T. Seaquist or either of them, our true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver an Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Act"), with respect to the year ended December 31, 1997, to be filed with the Securities and Exchange Commission, and to do any and all acts and things and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations, and requirements of the Securities and Exchange Commission in connection with such Report, including without limitation the power and authority to sign for us or any of us in our names and in the capacities indicated below any and all amendments to such Report; and we do hereby ratify and confirm all that the said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue of this power of attorney.

IN WITNESS THEREOF, the undersigned have signed this instrument in the capacities and on the dates indicated.

Signature                       Title                             Date
---------                       -----                             ----

/s/ Randall L. Marcuson         President, Chief Executive        March 19, 1998
------------------------        Officer, and Director
Randall L. Marcuson

/s/ C.E. Austin                 Director                          March 19, 1998
------------------------
Charles E. Austin

/s/ C. Daniel Blackshear        Director                          March 19, 1998
------------------------
C. Daniel Blackshear

/s/ Lester M. Crawford          Director                          March 19, 1998
------------------------
Lester M. Crawford

/s/ Kenneth N. May              Director                          March 19, 1998
------------------------
Kenneth N. May

/s/ Arthur M. Pappas            Director                          March 19, 1998
------------------------
Arthur M. Pappas

/s/ Don T. Seaquist             Vice President, Finance           March 19, 1998
------------------------        and Administration, and
Don T. Seaquist                 Chief Financial Officer



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